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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                               September 1, 2002

                               IndyMac ABS, Inc.
            (Exact Name of Registrant as Specified in its Charter)

Delaware                              333-47158                95-4685267
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


155 North Lake Avenue
Pasadena, California                                                91107
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(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Pooling & Servicing Agreement
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     IndyMac ABS, Inc. (the "Company") entered into a Pooling and Servicing
Agreement dated as of September 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and master servicer, and Deutsche Bank National Trust Company, as trustee, providing for the issuance of the Company's Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2002-B (the "Certificates"). The Certificates were issued on September 30, 2002. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.




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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2002-B.



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

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

           99.1   Pooling and Servicing Agreement dated as of September  1,
                  2002.



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

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INDYMAC ABS, INC.



                                         By: /s/ Victor Woodworth
                                             ---------------------------------
                                             Name:  Victor Woodworth
                                             Title:  Vice President

Dated:  March 14, 2003



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

                                 EXHIBIT INDEX
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Exhibit No.                    Description
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99.1                           Pooling and Servicing Agreement.